


                                 EXHIBIT - 99.3

                              SYSCAN IMAGING, INC.
                (FORMERLY KNOWN AS BANKENGINE TECHNOLOGIES, INC.)
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


                                                                             BANKENGINE
                                                          SYSCAN, INC.    TECHNOLOGIES INC.
                                                          DECEMBER 31        AUGUST 31,                                PRO FORMA
                                                             2003              2003              PRO FORMA             COMBINED
                                                         (HISTORICAL)      (HISTORICAL)         ADJUSTMENTS             RESULTS
---------------------------------------------------      -----------    -----------------   ------------------    ----------------
ASSETS
Current assets
   Cash and cash equivalents                               $ 1,019,822          $     850                              $ 1,020,672
   Trade receivables, net                                    2,099,282                  -                                        -
   Inventories and other current assets                        210,366                  -                                  210,366
   Due from related parties                                  2,514,612                  -                                2,514,612
                                                     ------------------ ------------------                         ----------------
Total current assets                                         5,844,082                850                                5,844,932

Fixed assets, net                                               10,816                  -                                   10,816

Other assets
   Intangible assets                                            13,493                  -                                   13,493
   Long-term investment                                        997,692                  -                                  997,692
                                                     ------------------ ------------------                         ----------------
Total other assets                                           1,011,185                  -                                1,011,185
                                                     ------------------ ------------------                         ----------------

TOTAL ASSETS                                         $       6,866,083          $     850                               $6,866,933
                                                     ================== ==================                         ================


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Trade payables, other payables and accruals            $    412,476          $       -                               $  467,476
   Due to related parties                                    1,491,051                  -                                1,491,051
                                                     ------------------ ------------------                         ----------------
Total current liabilities                                    1,903,527             55,000                                1,958,527

Stockholders' equity
   Common stock                                             25,501,373             19,116               20,859  A           22,771
                                                                                                       (17,204) C
                                                                                                   (25,501,373) A
   Additional paid-in capital                                        -            484,556              (20,859) A       25,424,452
                                                                                                        17,204  C
                                                                                                    25,501,373  A
                                                                                                      (557,822) B
   Accumulated deficit                                     (20,538,817)          (489,544)             489,544  B     (20,538,817)
   Accumulated other comprehensive loss                              -            (65,778)              65,778  B                -
   Treasury stock                                                    -             (2,500)               2,500  B                -
                                                     ------------------ ------------------                         ----------------
Total stockholders' equity (deficiency)                      4,962,556            (54,150)                               4,908,406
                                                     ------------------ ------------------                         ----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $  6,866,083          $     850                               $6,866,933
                                                     ================== ==================                         ================






       SEE CONDENSED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.


                              SYSCAN IMAGING, INC.
                (FORMERLY KNOWN AS BANKENGINE TECHNOLOGIES, INC.)
                PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                                                                                         BANKENGINE
                                                                SYSCAN, INC.         TECHNOLOGIES, INC.
                                                                DECEMBER 31              AUGUST 31,                PRO FORMA
                                                                    2003                    2003                   COMBINED
                                                                (HISTORICAL)            (HISTORICAL)                RESULTS

                                                           ------------------ ------------------------   --------------------
NET SALES                                                     $    7,456,782             $          -          $   7,456,782

COSTS OF SALES                                                     5,089,453                        -              5,089,453
                                                           ------------------ ------------------------   --------------------

GROSS PROFIT (LOSS)                                                2,367,329                        -              2,367,329

OPERATING EXPENSES
   Selling and marketing expenses                                    635,966                        -                635,966
   General and administrative expenses                               625,156                        -                625,156
   Research and development expenses                                 799,825                        -              799,825
                                                           ------------------ ------------------------   --------------------
Total operating expenses                                           2,060,947                        -              2,060,947
                                                           ------------------ ------------------------   --------------------

OPERATING EARNINGS (LOSS)                                            306,382                        -                306,382

Other income                                                         529,650                        -                529,650
                                                           ------------------ ------------------------   --------------------

NET EARNINGS BEFORE TAXES                                            836,032                        -                836,032

PROVISION FOR INCOME TAXES                                               800                        -                    800
                                                           ------------------ ------------------------   --------------------

EARNINGS FROM CONTINUING OPERATIONS                            $     835,232                        -           $    835,232
                                                           ================== ========================   ====================


EARNINGS PER SHARE - BASIC AND DILUTED                                     $                                     $      0.04
                                                                      835.23
                                                           ==================                            ====================

WEIGHTED AVERAGE SHARES OUTSTANDING
   BASIC                                                               1,000                           D          22,768,503
   POTENTIALLY DILUTIVE SHARES - OPTIONS                                   -                                          60,000
                                                           ------------------                            --------------------
   DILUTED                                                             1,000                                      22,828,503
                                                           ==================                            ====================










       SEE CONDENSED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                              SYSCAN IMAGING, INC.
                (FORMERLY KNOWN AS BANKENGINE TECHNOLOGIES, INC.)
       NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 BASIS OF PRESENTATION
----------------------------

The accompanying pro forma condensed consolidated balance sheet and condensed consolidated income statement give effect to the acquisition of all of the issued and outstanding shares of Syscan, Inc. ("Syscan") in exchange for 20,859,459 common shares of BankEngine Technologies, Inc. ("BankEngine") pursuant to a Share Exchange Agreement dated March 29, 2004, effective April 2, 2004. In connection with the consummation of the agreement, a 10:1 reverse split was effected.

The business combination will be accounted for as a reverse acquisition, with Syscan being treated as the accounting acquirer and Syscan's historical carrying value being the carryover basis recognized in the pro forma condensed consolidated financial statements. The registrant has elected to adopt the fiscal year end of Syscan and therefore, no transition report will be filed with the Securities and Exchange Commission. The company's periodic reporting requirements are now based on the fiscal year of the accounting acquirer, Syscan, and will resume for the quarter ended June 30, 2004, and will depict the operating results of the accounting acquirer, including the acquisition of registrant, from the date of consummation of the merger, April 2, 2004. The pro forma condensed consolidated financial statements of BankEngine included herein have been prepared by management in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the August 31, 2003 audited financial statements of BankEngine and the December 31, 2003 audited financial statements of Syscan.
The pro forma condensed income statement has been presented using BankEngine's fiscal year end. Because the fiscal year ends of the entities involved in the transaction differs from BankEngine's most recent fiscal year end by more than 93 days, Syscan's income statement has not been brought up to within 93 days of BankEngine's most recent fiscal year end because it is impracticable to do so. The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Syscan and BankEngine referred to above and included elsewhere in this 8-K/A. The pro forma condensed consolidated balance sheet gives effect to the acquisition of Syscan as if it had occurred on August 31, 2003. The pro forma condensed consolidated income statement gives effect to the acquisition of Syscan as if it had occurred at the start of the fiscal periods beginning on September 1, 2002 for BankEngine and January 1, 2003 for Syscan. These pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

NOTE 2 SYSCAN, INC.
-------------------

Syscan is a California corporation headquartered in San Jose, California, and is principally engaged in the design, development and marketing of Contact Image Sensor ("CIS") modules for use in personal computer scanners and fax machines. The financial statements of Syscan were prepared in accordance with generally accepted accounting principles in the United States of America.

NOTE 3 PRO FORMA ADJUSTMENTS
----------------------------

The pro forma condensed consolidated balance sheet includes the following pro forma adjustments:

(A) To record the issuance of 20,859,489 (post-split) common shares of BankEngine to acquire 100% of the issued and outstanding shares of Syscan.

(B) To retire net equity of BankEngine against additional paid-in capital.

(C) To adjust BankEngine common stock for the reverse stock split.

The pro forma condensed consolidated income statement does not include any operations for BankEngine because the results of operations for the fiscal year ended represented Discontinued Operations only, which are not considered in the preparation of the pro forma condensed income statement pursuant to Rule 11-02 of REG S-X.

(D) Pro-forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of BankEngine issued pursuant to the acquisition have been outstanding since the beginning of the periods.























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